Prospectus December 9, 1996
                                                As Supplemented March 24, 1997

                    INVESCO VARIABLE INVESTMENT FUNDS, INC.

      INVESCO Variable Investment Funds, Inc. (the "Company"), a Maryland corporation, is an open-end management investment company that offers shares of common stock of eight diversified investment portfolios. This Prospectus relates to shares of one of the Portfolios: the INVESCO VIF - Industrial Income Portfolio (the "Industrial Income Fund") (the "Fund"). The Company's shares are not offered directly to the public, but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies. The investment objective of the Industrial Income Fund: to seek the best possible current income while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Fund also has the flexibility to invest in other types of securities.

      This Prospectus sets forth concisely the information about the Fund that a prospective purchaser should know before purchasing a variable contract from a Participating Insurance Company or allocating contract values to the Fund. Please read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request by writing INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706, by calling 1-800-525-8085, or by contacting a Participating Insurance Company and requesting the "Statement of Additional Information for INVESCO Variable Investment Funds, Inc." (the "Statement of Additional Information"). The Statement of Additional Information dated December 9, 1996, is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


                               TABLE OF CONTENTS
                                                                          Page

      SUMMARY..............................................................  6

      FINANCIAL HIGHLIGHTS.................................................  8

      INVESTMENT OBJECTIVES AND POLICIES................................... 10

      RISK FACTORS......................................................... 11

      INVESTMENT RESTRICTIONS.............................................. 19

      MANAGEMENT........................................................... 19

      PURCHASES AND REDEMPTIONS............................................ 22

      TAX STATUS, DIVIDENDS AND DISTRIBUTIONS.............................. 23

      PERFORMANCE INFORMATION.............................................. 24

      ADDITIONAL INFORMATION............................................... 26

      APPENDIX............................................................. 28

                                    SUMMARY

      The Company is a registered, open-end management investment company that was organized as a Maryland corporation on August 19, 1993, and is currently comprised of eight diversified investment portfolios. This Prospectus relates to shares of one of the Portfolios: the INVESCO VIF - Industrial Income Portfolio. Additional portfolios may be created from time to time. The overall supervision of the Fund is the responsibility of the Company's board of directors.

      The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance contracts to be offered by separate accounts of certain life insurance companies ("Participating Insurance Companies"). Fund shares are not available for purchase other than through the purchase of such contracts. The variable annuity and variable life insurance contracts are described in separate prospectuses of the Participating Insurance Companies (the "Separate Account Prospectuses"). The Company assumes no responsibility for the Separate Account Prospectuses. A contract owner should refer to the Separate Account Prospectuses for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to the Fund, or change existing allocations among investment alternatives, including the Fund.

      The Industrial Income Fund seeks to attain its investment objective by investing at least 65% of its total assets in dividend-paying common stocks, with up to 10% of its total assets invested in equity securities that do not pay regular dividends and the remainder invested in other income-producing securities, such as corporate bonds. There is, of course, no guarantee that the Fund will achieve its investment objective. A discussion of each Fund's investment objective and policies is provided below under the caption "Investment Objectives and Policies."

      Various types of risks are involved with the Fund. The Fund may lend portfolio securities and may enter into repurchase agreements with respect to debt instruments eligible for investment by the Fund. The Fund may invest up to 15% of its net assets in illiquid securities. The Fund also may invest up to 25% of its total assets directly in foreign securities, which present certain additional risks not associated with investments in domestic companies and markets. Securities of Canadian issuers and securities purchased by means of American Depository Receipts ("ADRs") are not subject to this 25% limitation. The Industrial Income Fund may invest up to 15% of its total assets in lower-rated debt securities that present a greater risk of default and have prices that fluctuate more than those of higher-rated securities. The Fund may invest in options and futures contracts, each of which presents special risks. These and other risks are discussed below under the caption "Risk Factors."

      INVESCO Funds Group, Inc. ("INVESCO"), the Fund's investment adviser, is primarily responsible for providing the Company with various administrative services and supervising the Company's daily business affairs. Portfolio management is provided to the Fund by its sub-adviser (referred to collectively with INVESCO as "Fund Management"). INVESCO Trust Company ("INVESCO Trust") serves as sub-adviser to the Fund. The Fund pays INVESCO an advisory fee for the management of its investments and business affairs. A discussion of these fees and additional information about INVESCO and INVESCO Trust are provided below under the caption "Management."

                                   FINANCIAL HIGHLIGHTS
                   (For a Fund Share Outstanding Throughout Each Period)

      The following information, unless otherwise noted, has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the Company's 1995 annual report to shareholders which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO Funds Group, Inc. at the address or telephone number shown on the cover page of this Prospectus, or by contacting a Participating Insurance Company.

                                                                    Industrial Income Fund

                                                        Six Months                    Year                  Period
                                                             Ended                   Ended                   Ended
                                                           June 30             December 31             December 31
                                                   ---------------         ---------------         ---------------
                                                              1996                    1995                    1994

PER SHARE DATA
Net Asset Value - Beginning of Period                       $12.58                  $10.09                  $10.00
                                                   ---------------         ---------------         ---------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.17                    0.19                    0.03
Net Gains on Securities
   (Both Realized and Unrealized)                             1.25                    2.76                    0.09
                                                   ---------------         ---------------         ---------------
Total from Investment Operations                              1.42                    2.95                    0.12
                                                   ---------------         ---------------         ---------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                          0.00                    0.20                    0.03
Distributions from Capital Gains                              0.00                    0.26                    0.00
                                                   ---------------         ---------------         ---------------
Total Distributions                                           0.00                    0.46                    0.03
                                                   ---------------         ---------------         ---------------
Net Asset Value - End of Period                             $14.00                  $12.58                  $10.09
                                                   ===============         ===============         ===============
TOTAL RETURN>                                              11.29%*                  29.25%                  1.23%*

RATIOS
Net Assets - End of Period ($000 Omitted)                  $13,479                  $8,362                    $525
Ratio of Expenses to Average Net Assets#                   0.49%*@                  1.03%@                  0.79%~
Ratio of Net Investment Income to
   Average Net Assets#                                      1.54%*                   3.50%                  1.69%~
Portfolio Turnover Rate                                       43%*                     97%                     0%*


^ From August 10, 1994, commencement of investment operations, to December 31, 1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended June 30, 1996, the year ended December 31, 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.67% (not annualized), 2.31% and 32.55%, and ratio of net investment income to average net assets would have been 1.35% (not annualized), 2.22% and (30.07%).

@ Ratio is based on Total Expenses, less Expenses Absorbed by Investment Adviser which is before any expense offset arrangements.

~ Annualized


   Further information about the performance of the Fund is contained in the Company's annual report to shareholders, which may be obtained without charge by contacting INVESCO Funds Group, Inc. at the address or telephone number set forth on the cover page of this Prospectus, or by contacting a Participating Insurance Company.

                      INVESTMENT OBJECTIVES AND POLICIES

      The investment objective of the Fund, as described below, is fundamental and may be changed only by vote of a majority of the outstanding shares of the Fund. There is no assurance that the Fund will achieve its investment objective. Any investment policy of the Fund may be changed by the Company's board of directors without shareholder approval unless the policy is one required by the Fund's fundamental investment restrictions set forth in the Statement of Additional Information. When Fund Management believes market or economic conditions are unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its total assets in high quality money market instruments, such as short-term U.S. government obligations, commercial paper or repurchase agreements, high quality corporate bonds or notes, or by holding cash.

      The investment objective of the Industrial Income Fund is to seek the best possible current income while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities.

      The Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securites, such as corporate bonds and other straight debt securities ("debt securities"). The Fund also has the flexibility to invest in preferred stock and convertible bonds. There is no maximum limit on the amount of equity or debt securities in which the Fund may invest. In periods of uncertain market and economic conditions, as determined by Fund Management, the Fund may depart from its basic investment objective and assume a defensive position with up to 100% of its total assets temporarily invested in high quality corporate bonds, or notes and government issues, or held in cash.

      The Fund may invest no more than 15% of its total assets in debt securities that are rated below BBB by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's"), or Baa by Moody's Investors Service, Inc. ("Moody's"), and in no event will the Fund ever invest in a debt security rated below CCC by Standard & Poor's or Caa by Moody's. Generally, bonds rated in one of the top four rating categories are considered "investment grade." However, those in the fourth highest category (Standard & Poor's BBB or Moody's Baa) may have speculative characteristics and a weaker ability to pay interest or repay principal under adverse economic conditions or changing circumstances. The risks of investing in debt securities rated lower than BBB by Standard & Poor's or Baa by Moody's are discussed below under the caption "Risk Factors." See the Appendix to this Prospectus for a specific description of each corporate bond rating category.

                                 RISK FACTORS

      Contract owners should consider the special factors associated with the policies discussed below in determining the appropriateness of allocating contract values to the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

Potential Conflicts

      The Company has received an exemptive order of the Securities and Exchange Commission that permits the sale of Fund shares to variable annuity separate accounts and variable life insurance separate accounts of affiliated and unaffiliated Participating Insurance Companies. The Company currently does not foresee any disadvantages to the owners of variable annuity or variable life insurance contracts arising from the fact that the interests of those owners may differ. Nevertheless, the Company's board of directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto.

Credit and Market Risks

      All securities, including those purchased by the Fund, are subject to some degree of credit risk and market risk. Credit risk refers to the ability of an issuer of a debt security to pay its principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of a security's price in response to changes in conditions in securities markets in general and, particularly in the case of debt securities, changes in the overall level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values.

      To limit exposure to credit risks, the Fund, as a matter of fundamental policy, will be diversified. With respect to 75% of the Fund's total assets, no more than 5% of the Fund's total assets will be invested in the securities of any one issuer. In addition, no more than 25% of the Fund's total assets will be invested in any one industry. These percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a percentage resulting from fluctuations in value will not require elimination of any security from the Fund.

Portfolio Lending

      The Fund may make loans of its portfolio securities to broker-dealers or other institutional investors under contracts requiring such loans to be callable at any time and to be secured continuously by collateral in cash, cash equivalents, high quality short-term government securities or irrevocable letters of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. This practice permits a Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. The Fund will continue to collect the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is government securities). The Fund may pay finder's and other fees in connection with its securities loans.

      Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. Fund Management monitors the creditworthiness of borrowers in order to minimize such risks. The Fund will not lend any security if, as a result of that loan, the aggregate value of securities then on loan would exceed 331/3% of the Fund's total assets (taken at market value).

Repurchase Agreements

      The Fund may enter into repurchase agreements with respect to debt instruments eligible for investment by the Fund. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers which are deemed creditworthy by Fund Management (subject to review by the Company's board of directors). A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally the next business day). If the other party defaults on its obligation to repurchase the security, the Fund could incur costs or delays in seeking to sell the security.

      To minimize risks associated with repurchase agreements, the securities underlying each repurchase agreement will be maintained with the Company's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Company's board of directors. The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

Portfolio Turnover

      There are no fixed limitations regarding portfolio turnover for the Fund. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held in the Fund when, in the opinion of Fund Management, market considerations warrant such action. Therefore, the portfolio turnover rate of the Fund may be higher than those of other investment companies with comparable investment objectives. Increased portfolio turnover would cause the Fund to incur greater brokerage costs than would otherwise be the case. The actual portfolio turnover rate for the Fund is set forth under "Financial Highlights." The Company's brokerage allocation policies, including the consideration of sales of Participating Life Insurance Companies' variable annuity and variable life insurance contracts when selecting among qualified brokers offering comparable best price and execution on Fund transactions, are discussed in the Statement of Additional Information.

Illiquid and Rule 144A Securities

     The Fund is authorized to invest in securities that are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. However, the Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets in illiquid securities. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration.

     Certain restricted securities that are not registered for sale to the general public, but that can be resold to institutional investors ("Rule 144A Securities"), may be purchased without regard to the foregoing 15% limitation if a liquid institutional trading market exists. The liquidity of the Fund's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Company's board of directors has delegated to Fund Management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. For more information concerning Rule 144A Securities, see the Statement of Additional Information.

Foreign Securities

     The Fund may invest up to 25% of its total assets, measured at the time of purchase, directly in foreign securities. Investments in securities of foreign companies (including Canadian securities, which are not subject to the 25% limitation) and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against foreign currencies, returns on foreign securities for a U.S. investor may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

      Other risks of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility;

     -less  government  regulation  of  stock  exchanges,   brokers  and  listed
companies abroad than in the United States; and

     -investments  in certain  countries  may be subject to foreign  withholding
taxes,   which  may  reduce   dividend   income  or  capital  gains  payable  to
shareholders.

     There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of a Fund experiencing difficulties in pursuing legal remedies and collecting judgments.

     Securities purchased by means of ADRs also are not subject to the 25% limitation. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs. ADRs are subject to certain of the same risks as direct investments in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR.

Forward Foreign Currency Contracts

     The Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Fund holds foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. Although the Fund has not adopted any limitations on its ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Fund does not attempt to hedge all of its foreign investment positions and will enter into forward contracts only to the extent, if any, deemed appropriate by Fund Management. The Fund will not enter into forward contracts for a term of more than one year or for purposes of speculation. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or worse position than had the Fund not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund's limitation on investing in illiquid securities, discussed above. For additional information regarding forward contracts, see "Investment Policies" in the Statement of Additional Information.

High-Risk, High-Yield Securities

     Although Fund Management limits the Industrial Income Fund's debt security investments to securities it believes are not highly speculative, both credit and market risks are increased by the Fund's investments in debt securities rated below the top four grades by Standard & Poor's or Moody's (high-risk, high-yield securities commonly known as "junk bonds") and comparable unrated debt securities. Lower rated bonds by Moody's (categories Ba, B, Caa) are of poorer quality and may have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Because investment in medium and lower rated securities involves both greater credit risk and market risk, achievement of the Industrial Income Fund's investment objectives may be more dependent on Fund Management's credit analysis than is the case for funds investing in higher quality securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield corporate bonds has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield corporate debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield bond market, particularly during periods of economic recession. Furthermore, expenses incurred to recover an investment by the Fund in a defaulted security may adversely affect the Fund's net asset value. Finally, while Fund Management attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Industrial Income Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

     While Fund Management continuously monitors all of the debt securities held by the Fund for the issuers' ability to make required principal and interest payments and other quality factors, the Fund may retain in the portfolio a debt security whose rating is changed to one below the minimum rating required for purchase. More information on debt securities is contained in the Statement of Additional Information.

     The following table shows the composition of the Fund's investments in corporate (and municipal) bonds by rating category for the fiscal year ended December 31, 1995. All of these percentages were determined on a dollar-weighted basis, calculated by averaging the Fund's month-end portfolio holdings during the fiscal year. These figures do not represent actual holdings of the Fund as of December 31, 1995, nor do they imply that the overall quality of portfolio holdings is fixed.

Rating Category                           Percentage of Total Assets
---------------                           --------------------------
AAA                                                 11.26%
AA                                                   0.00%
A                                                    2.00%
BBB                                                  4.13%
BB                                                   4.74%
B                                                    2.34%
CCC                                                  0.00%
Unrated                                              0.00%

Options and Futures Contracts

     The Fund may enter into futures contracts for hedging or other non-speculative purposes within the meaning and intent of applicable rules of the Commodity Futures Trading Commission ("CFTC"). For example, futures contracts may be purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on the Fund's current or intended investments. If an anticipated decrease in the value of portfolio securities occurs as a result of a general increase in interest rates or a change in exchange rates, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. Conversely, an increase in the cost of portfolio securities to be acquired caused by a general decline in interest rates or a change in exchange rates may be offset, in whole or part, by gains on futures contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits.

     The Fund also may use options to buy or sell futures contracts or debt securities. Such investment strategies will be used as a hedge and not for speculation.

     Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract changes sufficiently, the option may expire without value to the Fund. The writing of covered options, however, does not present less risk than the trading of futures contracts, and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, the Fund may suffer a loss on the transaction.

     The Fund may purchase put or call options in anticipation of changes in interest rates or other factors which may adversely affect the value of its portfolio or the prices of securities which the Fund anticipates purchasing at a later date. The Fund may be able to offset such adverse effects on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

     The Fund may, from time to time, also sell ("write") covered call options or cash secured puts in order to attempt to increase the yield on its portfolio or to protect against declines in the value of its portfolio securities. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, gives up the opportunity to profit from a price increase in the underlying security above the option exercise price, where the price increase occurs while the option is in effect. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect. By writing a cash secured put, the Fund, which receives the premium, has the obligation during the option period, upon assignment of an exercise notice, to buy the underlying security at a specified price. A put is secured by cash if the Fund maintains at all times cash, Treasury Bills or other high grade short-term obligations with a value equal to the option exercise price in a segregated account with its custodian.

     Although the Fund will enter into options and futures contracts solely for hedging or other non-speculative purposes, within the meaning and intent of applicable rules of the CFTC, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well.

     The risks related to transactions in options and futures to be entered into by the Fund are set forth in greater detail in the Statement of Additional
Information, which should be reviewed in conjunction with the foregoing discussion.

                            INVESTMENT RESTRICTIONS

     The Fund is subject to certain fundamental restrictions regarding its investments which may not be altered without the approval of the Fund's shareholders. Those restrictions include, among others, limitations with respect to the percentages of the value of the Fund's total assets which may be invested in any one company or, with the exception of the Health Sciences and Utilities Fund, in one industry. A list of the Fund's fundamental investment restrictions and a list of additional, non-fundamental investment restrictions of the Fund (which can be changed by the Company's board of directors without shareholder approval) are contained in the Statement of Additional Information.

                                   MANAGEMENT


     On November 4, 1996, an Agreement and Plan of Merger among INVESCO PLC, INVESCO Group Services, Inc. ("Services") and AIM Management Group, Inc. ("AIM") was signed under which AIM will be merged with Services. When this merger takes effect, which is expected to occur in the first part of 1997, the Fund's Investment Advisory, Sub-Advisory, Distribution, Administrative Services, Transfer Agency and Rule 12b-1 Agreements (the "Agreements") will automatically terminate. Consummation of this merger is conditioned, among other things, on new Agreements, essentially identical to the existing Agreements, including the provisions governing fees, being presented to and approved by, the Company's board of directors, and where necessary, the Fund's shareholders prior to this merger taking effect. The meeting of the Fund's shareholders to consider approving the necessary new Agreements is expected to occur in early 1997. Fund Management anticipates that the key personnel responsible for providing services to the Fund will remain unchanged.

     Pursuant to an agreement with the Company, INVESCO, 7800 E. Union Avenue, Denver, Colorado, serves as the Funds' investment adviser. INVESCO is primarily responsible for providing the Fund with various administrative services and supervising the Fund's daily business affairs. These services are subject to review by the Company's board of directors.

     INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC, a financial holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO was established in 1932 and, as of August 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, with combined assets of approximately $12.8 billion on behalf of over 827,000 shareholders.

     Pursuant to agreements with INVESCO, INVESCO Trust serves as the sub-adviser of the Industrial Income Fund. Although the Company is not a party to the sub-advisory agreement, the agreement has been approved for the Fund by the Company's board of directors. In addition, the agreement has been approved as to the Fund by the initial shareholder of the Fund. The address of INVESCO Trust is 7800 E. Union Avenue, Denver, Colorado and the address of ICM is 1315 Peachtree Street, N.E., Atlanta, Georgia. Subject to the supervision of INVESCO and review by the Company's board of directors, INVESCO Trust is primarily responsible for selecting and managing the investments of the Funds.

     INVESCO Trust, a trust company founded in 1969, is a wholly-owned subsidiary of INVESCO that served as adviser or sub-adviser to 46 investment portfolios as of August 31, 1996, including 27 portfolios in the INVESCO group. These 46 portfolios had aggregate assets of approximately $12.0 billion as of August 31, 1996. In addition, INVESCO Trust provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust.

      The following persons serve as portfolio managers of the Fund:

Industrial Income Fund

Charles P. Mayer                    Co-portfolio   manager   of  the   INVESCO
                                    VIF   -   Industrial    Income   Portfolio
                                    since   1993;   co-portfolio   manager  of
                                    INVESCO     Industrial     Income    Fund;
                                    portfolio     manager     (since    1993),
                                    senior   vice   president   (since   1994)
                                    and  vice  president  (1993  to  1994)  of
                                    INVESCO    Trust;    formerly   (1984   to
                                    1993),      portfolio     manager     with
                                    Westinghouse        Pension;         began
                                    investment   career  in  1969;  B.A.,  St.
                                    Peter's   College;   M.B.A.,   St.  John's
                                    University.

Donovan J. (Jerry) Paul             Co-portfolio   manager   of  the   INVESCO
                                    VIF   -   Industrial    Income   Portfolio
                                    since   1994;   co-portfolio   manager  of
                                    INVESCO     Industrial     Income    Fund,
                                    INVESCO    Balanced   Fund   and   INVESCO
                                    Short-Term     Bond    Fund;     portfolio
                                    manager  of  INVESCO   VIF  -  High  Yield
                                    Portfolio,   INVESCO   High   Yield   Fund
                                    and   INVESCO    Select    Income    Fund;
                                    portfolio    manager   and   senior   vice
                                    president    of   INVESCO    Trust   since
                                    1994;      formerly,      senior      vice
                                    president    and    director    of   fixed
                                    income   research   (1989  to  1992)   and
                                    portfolio    manager    (1987   to   1992)
                                    with  Stein,   Roe  &  Farnham  Inc.;  and
                                    president   (1993  to  1994)  of   Quixote
                                    Investment    Management,    Inc.;   began
                                    investment    career   in   1976;   B.B.A.
                                    University      of      Iowa;       M.B.A.
                                    University      of     Northern      Iowa;
                                    Chartered        Financial        Analyst;
                                    Certified Public Accountant.

     The Fund pays INVESCO a monthly advisory fee which is based upon a percentage of the Fund's average net assets, determined daily. The advisory fee is computed at the annual rate of 0.75% on the first $500 million of the Fund's average net assets; 0.65% on the next $500 million of the Fund's average net assets; and 0.55% on the Fund's average net assets in excess of $1 billion. While the portion of INVESCO's fees which is equal to 0.75% of average net assets is higher than those generally charged by investment advisers to mutual funds, it is not higher than those charged by many other investment advisers to funds with investment objectives and asset levels comparable to those of the Industrial Income Fund. For the fiscal period ended December 31, 1995, the investment advisory fee paid by the Industrial Income Fund was 0.75% of the Fund's average net assets.

     Out of the advisory fee received from the Fund, INVESCO pays the Fund's sub-adviser a monthly sub-advisory fee. No fee is paid by the Fund to its sub-adviser. The sub-advisory fee for the Fund is computed at the annual rate of 0.375% on the first $500 million of the Fund's average net assets; 0.325% on the next $500 million of the Fund's average net assets; and 0.275% on the Fund's average net assets in excess of $1 billion.

     The Company also has entered into an Administrative Services Agreement with INVESCO dated October 20, 1993 (the "Administrative Agreement"). Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping and internal accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports and providing certain sub-accounting and recordkeeping services for shareholder accounts. For such services, the Company pays INVESCO a fee consisting of a base fee of $10,000 per year for the Fund, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of the Fund. INVESCO also is paid a fee by the Company for providing transfer agent services. See "Additional Information."

     The Fund's expenses, which are accrued daily, are generally deducted from its total income before dividends are paid. Total expenses of the Industrial Income Fund (prior to expense offsets) for the fiscal year ended December 31, 1995, including investment advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to 1.03% of the Fund's average net assets. Certain Fund expenses are absorbed voluntarily by INVESCO pursuant to a commitment to the Company. This commitment may be changed following consultation with the Company's board of directors. If such voluntary expense limits were not in effect, the total operating expenses, as a percentage of the Fund's average net assets, of the Industrial Income Fund for the fiscal year ended December 31, 1995, would have been 2.31%.

     Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See "Management" in the Statement of Additional Information for more detailed information.

                           PURCHASES AND REDEMPTIONS

     Investors may not purchase or redeem shares of the Fund directly, but only through variable annuity and variable life insurance contracts offered through the separate accounts of Participating Insurance Companies. A contract owner should refer to the applicable Separate Account Prospectus for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to the Fund, or change existing allocations among investment alternatives, including the Fund. Shares of the Fund are sold on a continuous basis to separate accounts of Participating Insurance Companies by INVESCO, as the Fund's Distributor. No sales charge is imposed upon the sale of shares of the Fund. Sales charges for the variable annuity or variable life insurance contracts are described in the Separate Account Prospectuses. INVESCO may from time to time make payments from its revenues to Participating Insurance Companies, broker dealers and other financial institutions that provide administrative services for the Fund.

     The Participating Insurance Companies place orders for their separate accounts to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and transfer and surrender requests to be effected on that day pursuant to variable annuity and variable life insurance contracts. Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order in good form. Payment for redemptions ordinarily will be made on behalf of the Company and the relevant Fund by the Company's transfer agent (INVESCO) within seven days after the redemption request is received. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or an emergency as defined by the Securities and Exchange Commission exists.

     Net asset value per share is computed for the Fund once each day that the New York Stock Exchange is open, as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time), and also may be computed on other days under certain circumstances. Net asset value per share for the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of directors. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Company's board of directors believes that such value represents fair value.

                    TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Taxes

     The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series fund is to be treated as a separate taxpayer. Accordingly, the Fund intends to continue to qualify as a separate regulated investment company under Subchapter M of the Code.

     The Fund intends to comply with the  diversification  requirements  of Code
Section 817(h). By meeting this and other requirements, the Participating Insurance Companies, rather than the owners of variable annuity or variable life insurance contracts, should be subject to tax on distributions received with respect to Fund shares. For further information concerning federal income tax consequences for the owners of variable annuity or variable life insurance contracts, a contract owner should consult his or her Separate Account Prospectus.

     As a regulated investment company, the Fund generally will not be subject to tax on its ordinary income and net realized capital gains to the extent such income and gains are distributed in conformity with applicable distribution requirements under the Code to the separate accounts of the Participating Insurance Companies which hold its shares. Distributions of income and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income, and distributions of the excess of net long-term capital gain over net short-term capital loss will be treated as long-term capital gain by the Participating Insurance Companies. Participating Insurance Companies should consult their own tax advisers concerning whether such distributions are subject to federal income tax if they are retained as part of contract reserves.

Dividends

     In addition to any increase in the value of the Fund's shares which may occur from increases in the value of the Fund's investments, the Fund may earn income in the form of dividends and interest on its investments. Dividends paid by the Fund will be based solely on the income earned by the Fund. The Company's policy with respect to the Fund is to distribute substantially all of this income, less expenses, to shareholders of the Fund. At the discretion of the board of directors, distributions are customarily made annually to shareholders of the Fund. Dividends are automatically reinvested in additional shares of the Fund making the dividend distribution at its net asset value on the ex-dividend date, unless an election is made on behalf of a separate account to receive distributions in cash.

Capital Gains

     Capital gains or losses are the result of the Fund selling its portfolio securities at prices that are higher or lower than the prices paid by it to purchase such securities. Total gains from such sales, less any losses from such sales (including losses carried forward from prior years) represent net realized capital gains. The Fund distributes its net realized capital gains, if any, to its shareholders at least annually, usually in December. Capital gains distributions are automatically reinvested in additional shares of the Fund making the distribution at its net asset value per share on the ex-dividend date, unless an election is made on behalf of a separate account to receive distributions in cash.

                            PERFORMANCE INFORMATION

     From time to time, the Fund's total return and/or yield may be included in advertisements, sales literature, shareholder reports or Separate Account Prospectuses. The Fund's total return and yield include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to a particular variable annuity or variable life insurance contract. Because shares of the Fund can be purchased only through a variable annuity or variable life insurance contract, the Fund's total return and yield data should be reviewed along with the description of contract charges and expenses contained in the applicable Separate Account Prospectus. Total return or yield for the Fund must always be accompanied by, and reviewed with, comparable total return or yield data for an associated variable annuity separate account, or data that would permit evaluation of the magnitude of variable life insurance charges and expenses not reflected in the Fund's total return or yield. Fund total return and yield figures are based upon historical results and are not intended to indicate future performance.

     The "total return" of the Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

     The total return performance for the Industrial Income Fund for the fiscal period ended December 31, 1995, was 29.25%.

     The yield of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period, and is computed by dividing the net investment income per share earned during the period by the net asset value per share at the end of the period, then adjusting the result to provide for semi-annual compounding.

     In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparisons of the Fund's performance for a given period to the performance of recognized indices and for the same period may be made. Such indices include ones provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers, Inc., Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times- Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of the Fund's investment performance. However, because Fund performance data does not reflect separate account and contract charges, Fund performance data is not an appropriate measure of the performance of a contract owner's investment in the variable annuity and variable life insurance contracts.

     In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Financial World, Morningstar, and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in sales literature. The Lipper Analytical Services, Inc. rankings and comparisons, which may be used by the Fund in performance reports, will be drawn from the "Equity Income Funds" variable insurance product grouping for the Industrial Income Fund. In addition, the broad-based Lipper variable insurance product groupings may be used for comparison to the Fund. A more complete list of publications that may be quoted in sales literature is contained under the caption "Performance" in the Statement of Additional Information.

                            ADDITIONAL INFORMATION

Voting Rights

     The Participating Insurance Companies and their separate accounts, rather than individual contract owners, are the shareholders of the Fund. However, each Participating Insurance Company will vote shares held by its separate accounts as required by law and interpretations thereof, as amended or changed from time to time. In accordance with current law and interpretations thereof, a Participating Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures (including a discussion, where applicable, of circumstances under which some Participating Insurance Companies may vote Fund shares held by variable life insurance separate accounts other than in accordance with contract owner instructions) is contained in the applicable Separate Account Prospectuses.

      All shares of the Fund have equal voting rights. When shareholders are entitled to vote upon a matter, each shareholder is entitled to one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all funds of the Company voting together. In other cases, such as voting upon an investment advisory contract, voting is on a fund-by-fund basis. To the extent permitted by law, when not all funds are affected by a matter to be voted upon, only shareholders of the fund or funds affected by the matter will be entitled to vote thereon. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940. Directors may be removed by action of the holders of a majority or more of the outstanding shares of the Company.

Shareholder Inquiries

     Inquiries regarding the Fund may be directed to the Company at the telephone number or mailing address set forth on the cover page of this Prospectus or to a Participating Insurance Company.

Transfer and Disbursing Agent

     INVESCO acts as registrar, transfer agent, and dividend disbursing agent for the Company pursuant to a Transfer Agency Agreement that provides for an annual fee of $5,000 per Fund.

Master/Feeder Option

     The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed by INVESCO in substantially the same manner as the existing Fund. If permitted by applicable laws and policies then in effect, any such investment may be made in the sole discretion of the Company's board of directors without further approval of the Fund's shareholders. However, Fund shareholders will be given at least 30 days prior notice of any such investment. Such investment would be made only if the

Company's board of directors determines it to be in the best interests of a Fund and its shareholders. In making that determination, the board will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. No assurance is given that costs will be materially reduced if this option is implemented.

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                                                      APPENDIX
BOND RATINGS

     The following is a description of Standard & Poor's Ratings Services and Moody's Investors Service, Inc. ("Moody's") bond rating categories:

Standard & Poor's Ratings Services Corporate Bond Ratings

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody's Investors Service, Inc. Corporate Bond Ratings

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                    INVESCO VARIABLE INVESTMENT FUNDS, INC.

                  INVESCO VIF - Industrial Income Portfolio





                                  Prospectus
                               December 9, 1996
                        As Supplemented March 24, 1997



               To receive additional information about the Fund,

      call toll free:         1-800-525-8085

      or write to:      INVESCO Funds Group, Inc.
                        Post Office Box 173706
                        Denver, Colorado  80217-3706